UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 13, 2004
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

430 Cambridge Avenue, Suite 110
Palo Alto, California    94306
(Address of principal executive offices including zip code)

(650) 322-8108
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 13, 2004, in consideration of the receipt of the sum of $300,000, Digital Video Systems, Inc. issued a promissory note to Empire Capital Partners, LP evidencing the obligation to repay Empire the amount of $300,000 plus interest. Interest on such obligation accrues at the rate of 8% per year until such obligation is paid in full. Such obligation and all interest owing thereon is payable on September 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Thomas A. Spanier Thomas A. Spanier Chief Executive Officer

Date: September 16, 2004